PRINCIPAL PRESERVATION S&P 100 PLUS PORTFOLIO

      SUPPLEMENT DATED FEBRUARY  14, 1997 TO PROSPECTUS DATED MAY 1, 1996

PROPOSED CHANGES TO INVESTMENT OBJECTIVE, PROGRAM AND SUB-ADVISOR OF THE S&P 100 PLUS PORTFOLIO

  The Board of Directors of Principal Preservation Portfolios, Inc. ("Principal Preservation") has determined that it is in the best interests of the S&P 100 Plus Portfolio's shareholders to make certain changes in the Portfolio's investment objective and its investment program and policies, and, in connection therewith, to rely on Ziegler Asset Management, Inc. ("Ziegler Asset Management") to directly manage the investment of the Portfolio's assets without the assistance of PanAgora Asset Management, Inc. ("PanAgora") as sub-advisor.

  The Board of Directors has been monitoring for some time the small, but continuing, negative variation of the S&P 100 Plus Portfolio from the total return of the S&P 100 Index. While the total return on this Portfolio has been very good compared to other stock funds, it has not achieved its objective to obtain a total return from dividends and capital gains which exceeds that of the S&P 100 Index. The Board of Directors believes this investment objective would be very difficult to achieve under current and anticipated market conditions unless the Portfolio more aggressively utilized the options, futures and related enhancement strategies described in its current Prospectus. More aggressive use of these strategies exposes the Portfolio to greater volatility relative to the S&P 100 Index, and potentially would require the Portfolio to pay higher management fees.

  The Board of Directors has concluded that a more prudent course would be to modify the investment objective of the S&P 100 Plus Portfolio. The modified objective would be to obtain a total return from dividends and capital gains which, before deducting the operating expenses of the Portfolio, exceeds the total return of the S&P 100 Index. The Board of Directors believes this modified objective is a more appropriate one for your Portfolio, and can be attained primarily through overweighting/underweighting strategies, with less emphasis on more complex and riskier options and futures strategies. Reduced reliance on the Portfolio's options and futures strategies would eliminate the need for the Portfolio to employ PanAgora's specialized services in this area.
Ziegler Asset Management therefore would directly provide all investment advisory services to the Portfolio, without the assistance of a sub-advisor. Advisory fees paid by the S&P 100 Plus Portfolio would not be affected by the proposed changes.

  The proposed change to the S&P 100 Plus Portfolio's investment objective requires approval by the Portfolio's shareholders. A special meeting of the shareholders of the S&P 100 Plus Portfolio will be held in late April, 1997 for this purpose. Proxy materials describing the proposed changes in more detail and soliciting shareholder approval will be distributed in early to mid-March, 1997. If the proposed change in the Portfolio's investment objective is approved by shareholders, it is anticipated that the Board of Directors' recommendations would be implemented beginning May 1, 1997.